UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2026

EQUINIX, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation)	001-40205 (Commission File Number)	77-0487526 (IRS Employer Identification No.)

One Lagoon Drive Redwood City, California	94065
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 598-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001	EQIX	The Nasdaq Stock Market LLC
0.250% Senior Notes due 2027	N/A	The Nasdaq Stock Market LLC
3.250% Senior Notes due 2029	N/A	The Nasdaq Stock Market LLC
3.250% Senior Notes due 2031	N/A	The Nasdaq Stock Market LLC
1.000% Senior Notes due 2033	N/A	The Nasdaq Stock Market LLC
3.650% Senior Notes due 2033	N/A	The Nasdaq Stock Market LLC
4.000% Senior Notes due 2034	N/A	The Nasdaq Stock Market LLC
3.625% Senior Notes due 2034	N/A	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Issuances of $700,000,000 Senior Notes due 2031 and $800,000,000 Senior Notes due 2033

On March 5, 2026, Equinix Asia Financing Corporation Pte. Ltd. (the “Singapore Finco”), a private company limited by shares incorporated under the laws of the Republic of Singapore and an indirect, wholly-owned subsidiary of Equinix, Inc. (the “Guarantor”), a Delaware corporation, issued and sold $700,000,000 aggregate principal amount of its 4.400% Senior Notes due 2031 (the “2031 Notes”), fully and unconditionally guaranteed by Equinix, Inc. (the “2031 Guarantee”, and together with the 2031 Notes, the “2031 Securities”), pursuant to an underwriting agreement dated February 19, 2026, among the Singapore Finco, the Guarantor and the several underwriters named in Schedule II thereto. Subsequent to the offering of the 2031 Notes, the Singapore Finco entered into cross-currency swaps with certain counterparties to effectively swap the principal amount of the Singapore Finco’s obligation under the 2031 Notes to Singapore Dollars. On an after-swapped basis, the 2031 Notes carry an effective interest rate of approximately 2.6% per annum.

Also on March 5, 2026, Equinix Europe 2 Financing Corporation LLC (the “Europe 2 Finco”), a Delaware limited liability company and an indirect, wholly-owned subsidiary of the Guarantor, issued and sold $800,000,000 aggregate principal amount of its 4.700% Senior Notes due 2033 (the “2033 Notes”, and together with the 2031 Notes, the “Notes”), fully and unconditionally guaranteed by Equinix, Inc. (the “2033 Guarantee”, and together with the 2033 Notes, the “2033 Securities”, the 2031 Securities and 2033 Securities are collectively referred to as the “Securities”), pursuant to an underwriting agreement dated February 19, 2026, among the Europe 2 Finco, the Guarantor and the several underwriters named in Schedule II thereto. Subsequent to the offering of the 2033 Notes, the Europe 2 Finco entered into cross-currency swaps with certain counterparties to effectively swap a portion of the principal amount of the Europe 2 Finco’s obligation under the 2033 Notes to Euros. The swapped portion of the 2033 Notes carry an effective interest rate of approximately 3.6% per annum.

The 2031 Securities were issued pursuant to an indenture dated February 13, 2026 (the “Singapore Finco Base Indenture”) by and among the Singapore Finco, the Guarantor and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture dated March 5, 2026 by and among the Singapore Finco, the Guarantor and the Trustee (the “Singapore Finco Supplemental Indenture”, and together with the Singapore Finco Base Indenture, the “Singapore Finco Indenture”).

The 2033 Securities were issued pursuant to an indenture dated March 18, 2024 (the “Europe 2 Finco Base Indenture”, and together with the Singapore Finco Base Indenture, the “Base Indentures”) by and among the Europe 2 Finco, the Guarantor and the Trustee, as supplemented by the Eighth Supplemental Indenture dated March 5, 2026 by and among the Europe 2 Finco, the Guarantor and the Trustee (the “Europe 2 Finco Supplemental Indenture”, and together with the Europe 2 Finco Base Indenture, the “Europe 2 Finco Indenture”, the Singapore Finco Supplemental Indenture and the Europe 2 Finco Supplemental Indenture are collectively referred to as the “Supplemental Indentures”, and the Singapore Finco Indenture and the Europe 2 Finco Indenture are collectively referred to as the “Indentures”).

The 2031 Notes will bear interest at the rate of 4.400% per annum and will mature on March 15, 2031. Interest on the 2031 Notes is payable semi-annually on March 15 and September 15 of each year, beginning on September 15, 2026.

The 2033 Notes will bear interest at the rate of 4.700% per annum and will mature on March 15, 2033. Interest on the 2033 Notes is payable semi-annually on March 15 and September 15 of each year, beginning on September 15, 2026.

Prior to February 15, 2031 (the “2031 Par Call Date”) with respect to the 2031 Notes, the Singapore Finco may redeem the 2031 Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the 2031 Notes matured on the 2031 Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the preliminary prospectus supplement relating to the 2031 Notes) plus 15 basis points, less (b) interest accrued to the date of redemption, and (2) 100% of the aggregate principal amount of the 2031 Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon, if any, to but excluding, the redemption date.

On or after the 2031 Par Call Date, the Singapore Finco may redeem the 2031 Notes, at its option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the aggregate principal amount of the 2031 Notes to be redeemed plus accrued and unpaid interest thereon, if any, to but excluding, the redemption date.

Prior to January 15, 2033 (the “2033 Par Call Date”) with respect to the 2033 Notes, the Europe 2 Finco may redeem the 2033 Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the 2033 Notes matured on the 2033 Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the preliminary prospectus supplement relating to the 2033 Notes) plus 15 basis points, less (b) interest accrued to the date of redemption, and (2) 100% of the aggregate principal amount of the 2033 Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon, if any, to but excluding, the redemption date.

On or after the 2033 Par Call Date, the Europe 2 Finco may redeem the 2033 Notes, at its option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the aggregate principal amount of the 2033 Notes to be redeemed plus accrued and unpaid interest thereon, if any, to but excluding, the redemption date.

Upon a change of control triggering event, as defined in the respective Indentures, the Singapore Finco will be required to make an offer to purchase the 2031 Notes and the Europe 2 Finco will be required to make an offer to purchase the 2033 Notes, in each case, at a purchase price equal to 101% of the principal amount of the applicable series of Notes on the date of purchase, plus accrued interest, if any, to, but excluding, the date of purchase.

The Notes are fully and unconditionally guaranteed on an unsecured basis by the Guarantor. The 2031 Notes are the Singapore Finco’s unsecured senior obligations and rank equally in right of payment to any of the Singapore Finco’s existing and future unsecured and unsubordinated indebtedness and are structurally subordinated to any of the liabilities of the Singapore Finco’s subsidiaries, if any. The 2033 Notes are the Europe 2 Finco’s unsecured senior obligations and rank equally in right of payment to any of the Europe 2 Finco’s existing and future unsecured and unsubordinated indebtedness and are structurally subordinated to any of the liabilities of the Europe 2 Finco’s subsidiaries, if any. In addition, the Guarantor obligations under the 2031 Guarantee and 2033 Guarantee rank equally with all of its other unsecured and unsubordinated indebtedness and are effectively subordinated to all of the existing and future secured indebtedness of the Guarantor and structurally subordinated to all of the existing and future indebtedness and liabilities of other subsidiaries of the Guarantor.

The Indentures contain restrictive covenants relating to limitations on: (i) liens; (ii) certain asset sales and mergers and consolidations; and (iii) sale and leaseback transactions, subject, in each case, to certain exceptions.

The Indentures contain customary terms that upon certain events of default occurring and continuing, either the Trustee or the holders of not less than 25% in aggregate principal amount of the 2031 Notes or the 2033 Notes, as applicable, then outstanding may declare the principal of such series of Notes and any accrued and unpaid interest through the date of such declaration immediately due and payable. In the case of certain events of bankruptcy or insolvency relating to the Singapore Finco (in the case of the 2031 Notes), the Europe 2 Finco (in the case of the 2033 Notes), the Guarantor, or any of its Material Subsidiaries (as defined in the Supplemental Indentures), the principal amount of the 2031 Notes and 2033 Notes, as applicable, together with any accrued and unpaid interest through the occurrence of such event shall automatically become and be immediately due and payable.

The Securities were offered pursuant to a Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 (No. 333-275203), which became effective upon filing with the Securities and Exchange Commission on February 13, 2026, including the prospectus contained therein dated February 13, 2026, the preliminary prospectus supplements dated February 19, 2026, and the final prospectus supplements dated February 19, 2026.

The above descriptions of the Indentures and the Securities are qualified in their entirety by reference to the Base Indentures and the Supplemental Indentures. Copies of the Base Indentures, the Supplemental Indentures, and the forms of the Notes are filed as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5 and 4.6 to this Current Report on Form 8-K.

Copies of the opinions of Davis Polk & Wardwell LLP and Allen & Gledhill LLP relating to the validity of the Notes are incorporated by reference into the Registration Statement and are attached to this Current Report on Form 8-K as Exhibits 5.1 and 5.2.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
1.1*	Underwriting Agreement, dated February 19, 2026, among Equinix Asia Financing Corporation Pte. Ltd., as issuer, Equinix, Inc., as guarantor, and Citigroup Global Markets Singapore Pte. Ltd., Goldman Sachs (Singapore) Pte., ING Financial Markets LLC, J.P. Morgan Securities Asia Private Limited and Morgan Stanley Asia (Singapore) Pte., as representatives of the several underwriters named in Schedule II thereto

1.2*	Underwriting Agreement, dated February 19, 2026, among Equinix Europe 2 Financing Corporation LLC, as issuer, Equinix, Inc., as guarantor, and Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, ING Financial Markets LLC, J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named in Schedule II thereto

4.1	Indenture, dated as of February 13, 2026, among Equinix Asia Financing Corporation Pte. Ltd., as issuer, Equinix, Inc., as guarantor, and U.S. Bank Trust Company, National Association, as trustee

4.2	Indenture, dated as of March 18, 2024, among Equinix Europe 2 Financing Corporation LLC, as issuer, Equinix, Inc., as guarantor, and U.S. Bank Trust Company, National Association, as trustee

4.3*	First Supplemental Indenture, dated as of March 5, 2026, among Equinix Asia Financing Corporation Pte. Ltd., as issuer, Equinix, Inc., as guarantor, and U.S. Bank Trust Company, National Association, as trustee

4.4*	Eighth Supplemental Indenture, dated as of March 5, 2026, among Equinix Europe 2 Financing Corporation LLC, as issuer, Equinix, Inc., as guarantor, and U.S. Bank Trust Company, National Association, as trustee

4.5*	Form of 4.400% Senior Note due 2031 (included in Exhibit 4.3)

4.6*	Form of 4.700% Senior Note due 2033 (included in Exhibit 4.4)

5.1*	Opinion of Davis Polk & Wardwell LLP

5.2*	Opinion of Allen & Gledhill LLP

23.1*	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

23.2*	Consent of Allen & Gledhill LLP (included in Exhibit 5.2)

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

*  Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUINIX, INC.

By:	/s/ Keith D. Taylor
Name:	Keith D. Taylor
Title:	Chief Financial Officer

Date: March 5, 2026